Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Bright Horizons Family Solutions Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Kramer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:
1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 9, 2020	/s/ Stephen Kramer
Stephen Kramer
Chief Executive Officer
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Bright Horizons Family Solutions Inc. and will be retained by Bright Horizons Family Solutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.